                                                                   Exhibit 10.10

                                                                   CONFIDENTIAL

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

                           Official Order Cover Sheet

This Order (which comprises this Official Order Cover Sheet and appended documents referenced below) is subject to the terms and conditions of the BT/Commerce One Amended and Restated Trading Agreement dated March 25, 1999. Should the terms and conditions of this Order conflict with or vary from those of the Trading Agreement then the Trading Agreement shall take precedence; however variations that are clearly and explicitly set out in the Variation to Trading Agreement section of this Order shall take precedence over those terms set forth in the Trading Agreement. Any definitions used in this Order shall have the meanings given in the attached BT Commerce One Marketsite Licence - BT Order 658272

------------------------------------------- -----------------------------------------------------------------
ORDERING ENTITY:                            BRITISH TELECOMMUNICATIONS PLC ("BT")
------------------------------------------- -----------------------------------------------------------------
POINT OF CONTACT:                           STEVE RUSSELL
------------------------------------------- -----------------------------------------------------------------
ADDRESS:                                    PPB113 NORTH STAR HOUSE
------------------------------------------- -----------------------------------------------------------------
                                            NORTH STAR AVENUE
------------------------------------------- -----------------------------------------------------------------
                                            SWINDON.  UNITED KINGDOM
------------------------------------------- -----------------------------------------------------------------
POSTCODE:                                   SN2 1BS
------------------------------------------- -----------------------------------------------------------------


----------------------------------------------------------------------------------- --------------------------

STATE WHETHER ORDER IS A COMMERCIAL SERVICE LICENCE (REFERRED TO IN CLAUSE 5.2.2    YES
OF THE TRADING AGREEMENT
----------------------------------------------------------------------------------- --------------------------
STATE WHETHER ORDER IS A SPECIAL COMMISSIONING ORDER (REFERRED TO IN CLAUSE 5.8     NO
OF THE TRADING AGREEMENT)
----------------------------------------------------------------------------------- --------------------------
ORDER NO:                                   658272
------------------------------------------- -----------------------------------------------------------------
QUOTATION NO:                               BT COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
------------------------------------------- -----------------------------------------------------------------
PRICE AND CURRENCY:                         $600,000
------------------------------------------- -----------------------------------------------------------------

------------------------------------------- -----------------------------------------------------------------

DELIVERY ADDRESS:                           TERRY CARLIN

                                            ANZANI HOUSE
                                            TRINITY AVENUE
                                            FELIXSTOWE
------------------------------------------- -----------------------------------------------------------------
POST CODE:                                  IP11 8XB
------------------------------------------- -----------------------------------------------------------------
INVOICE ADDRESS IF FROM ABOVE:              COLLETTE BLACKMORE
------------------------------------------- -----------------------------------------------------------------
                                            PP302F, TELECOM HOUSE (TLC-M6), 91 LONDON ROAD
------------------------------------------- -----------------------------------------------------------------
                                            MANCHESTER, LANCASHIRE, UNITED KINGDOM.
------------------------------------------- -----------------------------------------------------------------

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


------------------------------------------- -----------------------------------------------------------------
POST CODE:                                  M60 1HQ
------------------------------------------- -----------------------------------------------------------------

WORK REQUIRED AND TIMESCALES (INCLUDING     BT COMMERCE ONE MARKETSITE LICENCE -
REFERENCES TO ANY APPENDED DOCUMENTS)*      BT ORDER 658131
------------------------------------------- ------------------------------------

*WHERE THE QUOTATION AND OR SPECIFICATION ARE NOT ATTACHED TO THIS DOCUMENT THEN THE WORK REQUIRED AND TIMESCALES SHOULD BE IDENTIFIED.

------------------------------------------------------- -----------------------------------------------------
VARIATION TO TRADING AGREEMENT                          THE PROVISIONS OF CLAUSE 1.
------------------------------------------------------- -----------------------------------------------------
Authorised Signatures

------------------------------------------------------- -----------------------------------------------------
ORDERING ENTITY                                         COMMERCE ONE
------------------------------------------------------- -----------------------------------------------------
NAME:                                                   NAME:
------------------------------------------------------- -----------------------------------------------------
SIGNATURE:                                              SIGNATURE:
------------------------------------------------------- -----------------------------------------------------
DATE:                                                   DATE:
------------------------------------------------------- -----------------------------------------------------

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


BT - Commerce One MarketSite Licence and associated services ("Licence")

THIS LICENCE IS BETWEEN:

1. COMMERCE ONE INC OF 1600 RIVIERA AVENUE, WALNUT CREEK, CALIFORNIA 94596, USA ("COMMERCE ONE"); AND

2. BRITISH TELECOMMUNICATIONS PLC OF 81 Newgate Street, London EC1A 7AJ ("BT").



THESE ARE THE AMENDED AND RESTATED TERMS AND CONDITIONS OF THE LICENCE GRANTED IN ACCORDANCE WITH BT ORDER 658131 AND THE DATE OF THIS LICENCE IS TO BE TREATED FOR ALL PURPOSES AS 8 JANUARY 1999.



CONTENTS

1.   Commerce One Deliverables

1.1  MarketSite licence

1.2  Software support

1.3  Services

2.   Charges and fees



DEFINITIONS



"API"                      means Application Programming Interface

"Business Day"             means any day other than Saturday, Sunday, Christmas
                           Day or Good Friday and other than a bank holiday in
                           England.

"Governance Agreement"     means the agreement of that name of the same date as
                           this licence between Commerce One and BT.

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

"Initial Period"           means the period from the date of this Licence until
                           [*] (unless terminated earlier in accordance with the
                           terms of the Licence) comprising a Beta testing
                           period from [*] to [*] and a launch period from [*]
                           to [*].

"MarketSite"               means a software product and a set of services which
                           Commerce One has created to enable commerce service
                           providers to create interactive trading communities
                           as further described in Appendix 1.

"MarketSite Revenues"      mean all revenues (exclusive of VAT) earned by BT
                           from the operation of MarketSite or the provision of
                           any service using MarketSite including without
                           limitation access fees, extranet licence fees,
                           transaction fees and subscriptions to services
                           whether payable by buyers or suppliers but not
                           supplier support fees, content management services
                           fees and telecommunications network usage charges and
                           set up fees and excluding any BT services which do
                           not use MarketSite as a significant vehicle for
                           conducting transactions.

"MarketSite Services"      means the Services which can be provided to
                           purchasers and suppliers using the MarketSite
                           Software including the granting of access to
                           MarketSite operations.

"MarketSite Software"      means the Commerce One MarketSite software described
                           in Appendix 1.


                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
                                    BEEN OMITTED AND FILED SEPARATELY WITH THE
                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

"Trading Agreement"        means the Amended and Restated Trading Agreement
                           658130 dated January 8 1999 between Commerce One and
                           BT.

"UK"                       means the United Kingdom of Great Britain and
                           Northern Ireland, the Channel Islands and Isle of
                           Man.


1.       Commerce One Deliverables


In consideration of payment of charges, royalties and fees described in clause 2, Commerce One shall deliver the following licences, services and deliverables.

--------------------------------------------------------------------------------
1.1 MARKETSITE LICENCE
--------------------------------------------------------------------------------


(a) For the licence fee and royalties set out in clause 2(a), Commerce One hereby grants BT a perpetual, transferable license to install the MarketSite Software anywhere in the UK. BT may use the MarketSite Software to offer a commercial service to any customer anywhere in the world except BT undertakes that during the Initial Period it will not actively market (which for the avoidance of doubt does not prevent fulfillment of existing or passively acquired supplier commitments or responding to requests from suppliers with a principal place of business in the areas referred to below or elsewhere or fulfilling access requests in these areas) its MarketSite Services to suppliers whose principal place of business is in Japan, North America, Latin America or South Africa; this limitation shall only apply to the extent that Commerce One has contractual exclusivity commitments with another party (Commerce One shall use all reasonable endeavours to ensure that such commitments will give BT reciprocal rights in respect of passively acquired sales to those detailed above). For the avoidance of doubt this Licence is a Commercial Service Licence as referred to in clause
         5.2.2 of the Trading Agreement.

(b) Subject to clause 1.1 (c) Commerce One undertakes that it will not itself, and will not grant any license to a third party in respect of the MarketSite Software or any software with equivalent functionality which permits that third party during the Initial Period to, install in the UK or to actively market its MarketSite Services to suppliers (which for the avoidance of doubt does not prevent fulfillment of existing or passively acquired supplier commitments or responding to requests from suppliers with a principal place of business in the UK or access requests in the UK) whose principal place of business is in the UK or itself so actively market during the Initial Period Provided that for the avoidance of doubt this restriction does not prevent access being allowed by another MarketSite operator with MarketSite software installed outside the UK to a supplier whose principal place of business in the UK if it is requested by a customer of that MarketSite operator where such access is not then available through connections between BT and that MarketSite operator or the customer does not wish to access it in that way, Commerce One agrees to allow such other MarketSite operators the same freedom as in this proviso.

(c) If in any quarter as specified below BT does not sell (meaning entering into a legally binding agreement and receiving the initial payment for) the minimum number of milestone extranet access licenses to its MarketSite Services specified in the table below (subject to any adjustment in accordance with (i) below) for that quarter ("deficit quarter"). Commerce One may, by notice to BT given within seven (7) Business Days following the end of that quarter, terminate its undertaking in clause 1.1 (b) and the obligations under Clause 1.1(d)(i) and (ii).

         Provided that (but only if the provisions of this proviso have not been implemented in both the preceding two quarters) Commerce One's notice given as above shall cease to be of effect if within the ten (10) Business Days referred to above either

         (i) BT agrees that the minimum number of extranet access licences for the then current quarter shall be increased by the amount of the shortfall in the deficit quarter or

         (ii) BT undertakes to Commerce One within such ten (10) Business Days to pay to Commerce One a sum equal to 100% of the average extranet access licence fees charged by BT in the quarter (if any) which

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

              preceded the deficit quarter multiplied by the shortfall in number in the deficit quarter.

         The following is the schedule of milestone extranet access licences to BT's MarketSite Services during the Initial Period:

                    QUARTER ENDING                               NUMBER OF LICENCES
                    --------------                               ------------------
                    30 June 1999                                               [*]

                    30 September 1999                                          [*]

                    31 December 1999                                           [*]

                    31 March 2000                                              [*]

                    30 June 2000                                               [*]

         References to extranet access licences and fees for them include for the above purpose licences or subscriptions howsoever designated and fees for them.

         BT shall notify Commerce One in writing of the relevant sales in each of the above quarters within three (3) Business Days of the end of that quarter failing which it shall be conclusively presumed for the purposes of determining whether Commerce One's right under this (c) is exercisable that there were no such sales.

(d)      (i)  BT undertakes that BT e-Business will only promote the
              MarketSite Service using MarketSite for business-to-business electronic procurement of commoditised indirect goods and services during the Initial Period. Should BT breach this undertaking Commerce One may by notice in writing to BT terminate its undertakings in Clause 1.1(b) and the obligations under clauses 1.1.(d)(i) and (ii) provided that this shall not prevent promotion of single supplier catalogues promoted by Infobank or ICAT or GEM's retail direct good trading. For the avoidance of doubt this obligation shall not apply to BT other than BT's unit or units e-Business unit or its successor.

         (ii) Commerce One undertakes that it will only promote to suppliers or customers in the UK BT's MarketSite Service for business-to-business electronic procurement of commoditised indirect goods and services during the Initial Period.

(e) Commerce One undertakes that before 30 September 1999 it will publish open APIs and provide MarketSite integration to third party purchasing applications.

         [*] = CERTAIN INFORMATION ON THIS PAGE HAS
               BEEN OMITTED AND FILED SEPARATELY WITH THE
               COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
               REQUESTED WITH RESPECT TO THE OMITTED
               PORTIONS.

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

(f) For the avoidance of doubt no licence is granted to Commerce One in respect of content, pricing and transactional information that may be derived from BT's use of the MarketSite Software.



--------------------------------------------------------------------------------
1.2 SOFTWARE SUPPORT MARKETSITE
--------------------------------------------------------------------------------


Commerce One shall support the MarketSite Software in accordance with the terms of the Trading Agreement.

The parties agree that all major and minor upgrades and new releases of the MarketSite product shall be offered to BT at no charge under the current Maintenance and Support Agreement and will be reflected in the standard Maintenance and Support arrangements. The parties further agree that additional value-added services which Commerce One provides to BT which have either (1) an identifiable incremental revenue stream, (2) are sourced from third parties and carry a royalty obligation by Commerce One to the outside vendor, or (3) can reasonably be considered to have new functionality that is bundled and sold by Commerce One as an add-on product to other customers, shall be considered new products, and Commerce One shall be authorized to price separately from the initial MarketSite license fee paid by BT.

--------------------------------------------------------------------------------
1.3 SERVICES
--------------------------------------------------------------------------------

(a) Commerce One shall provide up to eight (8) person months at no additional charge to BT to carry out implementation of the MarketSite Software for BT, including

-        System Infrastructure/Installation
-        Testing in  BT hosting infrastructure
-        Knowledge transfer and training for the BT/Commerce One project team
-        On-Site technical support
- Localisation support substantially in the form and scope as described in Appendix 1 to this Licence
- Support for supplier adoption and content management training and skills transfer

      The allocation of these services will be managed through written call-off from BT. Commerce One shall provide a monthly statement to BT that details the usage of such services, deliverables achieved and reference to the relevant call-off document.

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

         b) Commerce One agrees that any additional services required by BT shall be billed at Commerce One's Professional Services Rates from time to time, the current rates being as set forth in Appendix 2 to this Licence (subject to BT placing an Order for such services from time to time) provided that increases in the first 5 years of this Agreement shall not exceed increases in the US Consumer Price Index after the date of this Licence and no increase shall take effect before the expiry of 12 months from the date of this Licence.

         c) BT will provide supplier content management as part of the Market Site service, with the amount and timing of the content to be adopted to be subject to agreement between BT and its customers. BT may procure additional services from Commerce One to deliver service to its customers at charges to be mutually agreed on a case by case basis.

2. Charges and Fees

(a)      BT shall pay Commerce One:

         (i) an initial lump sum licence fee of US$500,000 upon delivery, successful installation and acceptance of the MarketSite Software and services described within this Licence;

         (ii) a royalty at the rate of 20% of all MarketSite Revenues (any dispute as to what is included in MarketSite Revenues being referred to resolution under the Governance Agreement); and

         (iii) support fees in accordance with scale set out in the Trading Agreement which for the avoidance of doubt shall be US$90,000 per annum beginning after the end of the first year of this Agreement. Such fees shall be payable six (6) monthly in arrears.

(b) As owner of all content and transactions carried on or across the MarketSite, BT shall charge customers using the MarketSite Services fees it deems appropriate for usage of such services.

(c) BT shall notify Commerce One of the MarketSite Revenues received in each quarter ending 31 March, 30 June, 30 September or 31 December and sums payable under clause (2)(a)(ii) within thirty (30) days of the end of the quarter and shall pay Commerce One's invoice for the sums due to Commerce One within 30 days of date of invoice. Commerce One shall be entitled to audit such statements in accordance with the provisions of the Governance Agreement.

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

(d) Where new services not currently provided are to be provided by BT using the MarketSite Software as the platform, the revenues from these new services shall be included in MarketSite Revenues but the parties will discuss any alteration to the royalty rate applicable to MarketSite Revenues from these new services in accordance with the procedures in the Governance Agreement provided that if a different rate is agreed it shall not be more than 20% nor less than 5%. In addition where such a new service is sourced from a third party the revenue from such new service shall be deemed to be the revenue net of the royalties payable to such third party.

3. Severance


    If any aspect of this Licence is found to be invalid, illegal or unenforceable this shall not affect the validity of any part of this Licence. In such case this Licence shall be construed and enforced as if it did not contain such provision. The parties shall negotiate in good faith to modify and, or replace such provision with one that is valid and legally enforceable.

4. Menu Content


    The provisions of Exhibit 4 apply.

5. Global MarketSite


    BT shall support Commerce One's objective to secure the availability of each MarketSite Software licensee's supplier content on all MarketSites once this is technically achievable and for this purpose shall endeavor (unless in the reasonable opinion of BT this will be detrimental to BT) to reach agreement with other licensees of MarketSite Software for the sharing of supplier content and ensure that the supplier content of BT's MarketSite accords with the common standards set by Commerce One. Commerce One shall use its commercially reasonable endeavours to include a similar term in its agreements with other operators of MarketSite.

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------
                                   APPENDIX 1

COMMERCE ONE MARKETSITE VERSION 2.0

December 1998


WHAT IS MARKETSITE

MarketSite is an online trading community for business to business e-commerce. Commerce One MarketSite provides the environment and required tools to build interactive trading communities for business to business commerce.

MarketSite consists of both a product and a set of services which Commerce One has created to enable CSP's (commerce service providers) to create interactive trading communities.

The product portion is the infrastructure and applications to enable the trading community. The services are the content management services and process to create and maintain the multi-supplier catalog.

MarketSite can be broken down into three key areas:


1. Infrastructure services or a platform on which all other trading community services are built

2. Commerce Communication Services - these are hosted and distributed services which provide the real time transaction capabilities and connectivity with trading partners

3. Applications - value add applications built on top of MarketSite infrastructure services.


WHAT COMPONENTS ARE PROVIDED WITH MARKETSITE 2.0:



1.   MarketSite Transaction Server, version 6.5

- MarketSite maintains a centrally hosted transaction server (servers) to manage business transaction exchange. All servers are NT based, and use Cisco's Local Director to provide load balancing and fault tolerance in addition, transaction servers use RAID 1 for critical data storage and redundancy.
-    Base Capabilities
     -    Purchase order processing and reconciliation
     -    Real time price checking
     -    Real time availability checking
     -    Status checking

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

2.   SupplyOrder v1.03

     - Hosted application, that provides order management services for suppliers who wish to use MarketSite, but do not have the system capability to integrate using SIS.

3.   Pricing Server

     - Used in conjunction with the MarketSite Transaction Server and SupplyOrder provides contract pricing support for suppliers that are not integrated using SIS.

4. Content Management (tools and process), CUP tool version 2.03 (scheduled for January 99)

     - Consist of the Catalog Update Package (CUP) tool set. These tools are used to assemble and distribute catalog content to subscribing BuySite customers.

5.       Supplier Integration Services (SIS)

     - MarketSite supplier integration package, 1used by professional services to directly integrate suppliers systems into MarketSite

     -   Base Components
         -   Java listener program
         -   Supporting documentation

Commerce One agrees to work with BT to provide scaleability of the MarketSite Software at such levels as will accommodate 250m transactions, 100m SKUs, 500 buyers, 5000 suppliers.

MARKETSITE INTERNATIONALISATION PLANS

MarketSite version 2.0 and BuySite version 4.0 are in the process of being Internationalised (I18N) and localised (L10N). Both products will have I18N/L10N performed for British English and German. Expected delivery date is April 1999. Commerce One agrees to provide an internationalisation kit to be used by BT to develop currency code support and currency translation which shall be provided under the Maintenance and Support Agreement.

MARKETSITE PRODUCT ROADMAP

Please see Product Roadmap attached as Appendix 3.

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


                                   APPENDIX 2
PROFESSIONAL SERVICES RATES
EXHIBIT A


PROFESSIONAL SERVICES RATE SCHEDULE

EFFECTIVE AS OF JANUARY 1ST, 1999 THROUGH JUNE 30TH, 1999

THE DOLLAR TO STERLING RATE IS FIXED AS OF 25 MARCH 1999



         CATEGORY                       ROLE DESCRIPTION                                      HOURLY
         --------                       ----------------                                       RATE
                                                                                              ------
PROJECT
MANAGEMENT                                                                                     $300.00

Project Director        Involved with large or strategic customer projects where
                        Commerce One is required to provide a senior-level role in executive management meetings, or at a minimum, in the
                        initial project planning and scope definition tasks

Account Manager         Commerce One's primary customer interface to ensure that
                        the project deliverables are completed. This includes:
                        -  Working with the customer at the beginning of the
                           project to define the project scope, roles and
                           responsibilities
                        -  Coordinating partners and Commerce One on projects
                        -  Assisting in defining what information is required
                           to complete the MAP methodology components (i.e.,
                           assessments, supplier and customer adoption,
                           integration, catalog development and other
                           implementation tasks)


            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

PRODUCT           This position reports to the Account Manager for project work.
CONSULTING                                                                                     $250.00

Systems Engineer  Focuses on the software integration component of our Commerce One projects for customizations, interfaces and conversions programs including:
                  -  Requirements and Design
                  -  Programming
                  -  Testing
                  -  Cutover (Production) Technical Support

E-Commerce        Supports the recruitment and coordination of suppliers and buyers.
Consultant        Reports to the Account Manager for the following types of project work:
                  - Expertise in Commerce One applications such as BuySite and MarketSite
                  - Development of a Supplier Adoption strategy
                  - Coordination of supplier assessments and supplier recruitment
                  - Enablement of suppliers on BuySite and MarketSite (ECN)
                  - Ongoing supplier support when required

Systems/Network   Provides expertise in Commerce One installations: Hardware, LANs,
Architect         computer systems and tuning, databases, communications, and workstation expertise

------------------------------------------------------------------------------------------------------
                                                                                               $200.00
CONTENT           Supports the catalog development component of MAP.  This includes the
CONSULTANT        acquisition and translation of supplier content (catalogs, multi-media, contract and pricing data) to be resident in MarketSite (ECN) and BuySite.
                  The Data Acquisition Specialist will work with the Account Manager to:
                  -  Ensure that the customer (buyer or supplier) fully understands what information is required to build their catalog
                  -  Define the data relationships and facilitate the accuracy of the data being provided

------------------------------------------------------------------------------------------------------

                                                                                               $200.00
TRAINER           Works with the Account Manager to support client training needs, including:
                  -  The development of client training material
                  -  The development of workshop material
                  -  Performing on site training for both Train the Trainer
                     and End User training workshops

------------------------------------------------------------------------------------------------------

ADMINISTRATIVE    Clerical project support for such activities as typing, filing,              $ 65.00
                  copying, and data entry

------------------------------------------------------------------------------------------------------



TERMS AND CONDITIONS

1.   Services provided at a customer site (on site services) requires a four
     (4) hour minimum fee.

2. Travel and per diem expenses are billed on an actual basis. Daily per diem for meals and miscellaneous can be fixed at $50 per day.

3. A blended consulting rate of $235/hour can be quoted (this does not include travel and per diem expenses)

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

                                   APPENDIX 3



                                  COMMERCE ONE



MarketSite 3.0 Product Road Map


March 1999



                                 DATE: 03/16/99





                  Commerce One Confidential - DO NOT DISTRIBUTE



        This document is not to be distributed without written consent from
                                 Commerce One

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


1 INTRODUCTION............................................................ 17

2 COMMERCE ONE PRODUCT LINES.............................................. 17

3 MARKETSITE PRODUCT FAMILY............................................... 17

   3.1  XML COMMERCE DOCUMENT GUIDE....................................... 17

   3.2  XML COMMERCE CONNECTOR............................................ 18

   3.3  MARKETSITE:  MARKETPLACE SOFTWARE PLATFORM........................ 19

     3.3.1  MARKETSITE.NET................................................ 19

     3.3.2   SUPPLIER ORDER MANAGEMENT SYSTEM, SUPPLYORDER................ 20

     3.3.3  BUSINESS SERVICES............................................. 20

     3.3.4   XML CONTENT PIPELINE......................................... 21

     3.3.5  MARKETPLACE PLATFORM.......................................... 21

4 MARKETSITE PRODUCT DELIVERY SCHEDULE.................................... 22

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


1  INTRODUCTION


This document outlines the MarketSite product deliverables and product roadmap.


2  COMMERCE ONE PRODUCT LINES


Commerce One has two primary product lines today which can be broken down as follows:


1. Distributed Enterprise Applications - packaged applications bundled and sold to end customers. This consists of:
   -  Commerce One BuySite Enterprise Edition
   -  Commerce One Hosted Edition


2. MarketSite - comprehensive marketplace software platform used to create open, XML based, marketplaces


3  MARKETSITE PRODUCT FAMILY


MarketSite 3.0 consists of the following components:

-  MarketSite XML Commerce Document Guide
-  MarketSite XML Commerce Connector
-  MarketSite Marketplace Platform


3.1   XML COMMERCE DOCUMENT GUIDE


DESCRIPTION:  Documentation on building and using XML marketplace documents.

TARGET USER: Any trading partner who needs to understand and use MarketSite XML based business documents.

COMPONENTS:
1         Common Business Library (CBL) - consists of a set of XML modules and libraries designed to be the base building blocks for creation of XML based commerce documents.
2        SOX Guide - overview and guide for schema for object oriented (SOX) XML

            BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

3        MarketPlace XML Business Documents - base set:
  -   Purchase Order
  -   Purchase Order Acknowledgement
  -   Change Order
  -   Order Status Check
  -   Availability Check
  -   Price Check
  -   Invoice
  -   Invoice Acknowledgement
  -   Advanced Ship Notice
  -   Catalog Document, OCF (open catalog format)
4        Documentation on how to use the documents to interface with MarketSite
5        Document testing service with MarketSite


3.2  XML COMMERCE CONNECTOR


DESCRIPTION: The XML Commerce Connector is an XML toolkit, which provides all the necessary components to enable trading partner integration with MarketSite. The XML Commerce Connector provides a robust set of tools and infrastructure to enable the creation, transmission, routing and processing of XML based documents.

The XML Commerce Connector is used by developers to create software services that generate and respond to XML based business documents. These services can facilitate, for example, integration with a trading partner's database, commerce application, or ERP application.

TARGET USER: Trading partners, ISV's, and SI's who wish to interface applications (buy/sell) into the MarketSite trading community.

COMPONENTS
  1        XML Commerce Document Guide
  2        XDK - XML Developers Kit
      - SOX Design Documentation - programming model and documentation to create and build SOX based XML documents
      - XML Compiler - translates SOX based documents into a Java based programming model and other codes necessary to translate and transport the document instance
  3 XML Runtime Server - provides business document transport and routing of XML based business documents

Notes:
-    SOX = Schema for Object Oriented XML

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3.3      MARKETSITE:  MARKETPLACE SOFTWARE PLATFORM


DESCRIPTION: Marketplace platform for creation and deployment of open, XML, based marketplaces.

TARGET USER: Entity who needs to setup an Internet based marketplace.

SUMMARY OF MARKETPLACE COMPONENTS

- MarketSite.net - Marketplace web interface - interface for all hosted service applications

-  Business Services - hosted commerce services for trading partners
   -  MarketSite Pricing Server
   -  MarketSite Shipping Server
   -  MarketSite Payment Server

- Supplier Order Management System - hosted, web based system, providing order management capabilities for suppliers

- XML Content Pipeline - comprehensive suite of catalog content management tools, which link with supplier's native data source and produce XML based catalog documents. Product can be hosted or distributed to trading partners

- Marketplace platform - system services and components necessary to operate, enable and create new Marketplace commerce services


3.3.1     MARKETSITE.NET


MarketSite.net is a web-based, Marketplace, interface - this is the user-interface for the marketplace. All functions, which require interaction within the MarketPlace, are enabled via MarketSite.net - this includes access to all hosted business services and value-added applications

FUNCTIONALITY

  -  Trading Partner Registry
  -  Trading Partner Directory
  -  Catalog Viewer
  -  Catalog Subscription Service
  -  Catalog Upload Service
  -  Trading Partner InBox

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3.3.2      SUPPLIER ORDER MANAGEMENT SYSTEM, SUPPLYORDER

Hosted within each Marketplace is a Supplier Order Management System, SupplyOrder to provide a hosted low cost mechanism for suppliers to interact with the Marketplace. Only requirement for the supplier is Internet access and a 4.x browser (IE or Netscape).

FUNCTIONALITY

  -  Receive purchase orders
  -  Respond to purchase orders
  -  Download and print orders
  -  Update pricing and availability
  -  Maintain catalog data
  -  Maintain contract pricing data

3.3.3     BUSINESS SERVICES


MarketSite business services are value-added services hosted within MarketSite to enhance the overall value of the trading community.

Business services can be accessed by trading partners via their buying and selling applications or via MarketSite.net depending on the type of service.


BUSINESS SERVICES

- MarketSite pricing server - manages contract pricing between buyers and sellers, facilitates approval and management of contract prices.
- MarketSite shipping server - provides turnkey integration with major freight carriers for shipping rate estimation and tracking
- MarketSite payment server - provides out the box integration with major payment providers
-    MarketSite tax service -- tax rate update service for buyers


NOTES:

-    Business document services and pricing server based on Babylon in Q3 99
-    Shipping, payment server is targeted for Q4 99
-    Business intelligence is targeted for Q1 2000
- Shipping, payment, and tax service all have COGS components that have not been negotiated.

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3.3.4      XML CONTENT PIPELINE


Comprehensive suit of catalog content management tools that collect, categorize, normalize and publish catalog content from suppliers. Tools can be hosted or distributed and are designed to provide complete flexibility in the content management cycle. The XML Content Pipeline provides an extensible pipeline process to the collection and publishing of content, new stages of the pipeline can be added or subtracted by partners to enhance the value of the catalog content. All content is published and mapped to the OCF (open catalog format) XML document structure which provides a common structure for trading partners to view and select product and service information. The XML Content Pipeline allows the marketplace operator to enable an end to end process to acquire content from trading partners, aggregate content and distribute content to subscribing trading partners

COMPONENTS

- Content acquisition and validation tool - pipeline stage collects content from native data source and validates for missing data elements
- Content categorization tool - pipeline stage categorizes content into desired taxonomy
- Content normalization tool* - normalizes data based on the rules setup by the marketplace
- Catalog server - used for presentation of the catalog content to buyers and sellers
-   Content versioning tool - version control of XML catalog documents
-   Distribution of content is handled via MarketSite.net


NOTES:
-   Content normalization tool is not bundled with MarketSite base product


3.3.5     MARKETPLACE PLATFORM


The marketplace platform provides the foundation to process business transactions, create and deploy new commerce services and manage Marketplace commerce services.


COMPONENTS

-  MarketSite Admin Console - central console to administer the Marketplace
-  Certificate Server - Generation of self-signed X.509 v3 certificates
-  Directory Server - repository for trading partner profiles and relationships
- XML Runtime Server - listens, parses, routes and enables commerce services for XML documents
- Business Document Transformation Service - document conversion between different formats
   -  OBIv1
   -  EDI ANSIX12

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Notes:

- MarketSite 3.0 will include: Admin, Certificate Server, Directory Server and XML Runtime
-   Integration service is targeted for  Q4 99

4     MARKETSITE PRODUCT DELIVERY SCHEDULE

MarketSite 3.0 is targeted beta release in Q2 99 and release in Q3 99. Specific component details below:



MARKETSITE COMPONENT                        Q199        Q299           Q399         Q499

XML Commerce Document Guide                 Beta        GA
------------------------------------------- ----------- -------------- ------------ -----------
XML Commerce Connector                                  Beta           GA
------------------------------------------- ----------- -------------- ------------ -----------
MarketSite.net                              public      Pilot new      GA
                                            pages       services
------------------------------------------- ----------- -------------- ------------ -----------
SupplyOrder                                             Beta           GA
------------------------------------------- ----------- -------------- ------------ -----------
Business Services
    -  Shipping                                                        Beta         GA
    -  Payment
    -  Taxation
------------------------------------------- ----------- -------------- ------------ -----------
XML Content Pipeline                        Pilot       Beta           GA
------------------------------------------- ----------- -------------- ------------ -----------
MarketPlace Platform                                    Beta           GA
------------------------------------------- ----------- -------------- ------------ -----------


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                                   APPENDIX 4



V.   Definition of Content Menu Items


A. For the relationship with Boots, BT and Commerce One shall share costs associated with content services on the basis that BT pays 50% of net valid invoices that Commerce One receives for such services


B. Commerce One shall use all reasonable endeavours to assign the relationship between Commerce One UK and TSI to BT (and TSI) - should this prove commercially impractical, Commerce One shall provide all reasonable assistance to enable BT to negotiate contractual terms directly with INFORMATION LTD ("TSI") WHOSE REGISTERED OFFICE IS CHERRYHOLT ROAD, STAMFORD, LINCONSHIRE, PE9 2HT.


C. In the period prior to BT executing a contract with TSI, BT shall contract with Commerce One for such services and the costs shall be split between BT and Commerce One (defined as net valid invoices received by Commerce One from TSI for such services).


D. Neither Commerce One or TSI shall hold any rights to Information (as defined in the Trading Agreement) generated during activity described in this section (V) - all such right shall vest in BT.


E. BT shall be provided with the necessary skills transfer and methodology training under the terms and conditions of the MarketSite license professional service commitments. Commerce One will additionally agree to license content management tools to BT as they become available, if applicable on terms to be negotiated by the parties.


F. Commerce One shall use all reasonable endeavours to assign the relationship between Commerce One UK and the suppliers of Boots to BT- should this prove commercially impractical, Commerce One shall provide all reasonable assistance to enable BT to negotiate contractual terms directly with those suppliers. [BOOTS SHOULD BE DEFINED AS THE BOOTS COMPANY PLC AND ITS SUBSIDIARIES]


DEFINITION OF CONTENT MANAGEMENT SERVICES:


A) The provision of content management services and support to enable suppliers or manufacturers to meet the Commerce One catalogue specification as may be agreed from time to time


B) The provision of data enhancement manipulation and classification services to assist in the fulfilling of A above

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These services that will be performed from time to time as agreed by the parties can be further described as follows:

     Data aggregation and content development services, including but not limited to:
     - Categorization of database content utilizing standard coding, as agreed from time to time

     - Development of searchable descriptive data

     - Database synchronization (to account for data updates etc.)

     - Database reformatting to meet Commerce One BuySite-TM- or MarketSite-TM-database specifications.


LICENSED CONTENT DESCRIPTION:

A. Collectively, all materials, data, comprehensive product specification and summaries of each product to be included in the BuySite Catalogue, related scripts, and similar information collected and owned by Supplier, including, without limitation, all enhancements.

B. Suppliers are required to send their content in the following formats: comma delimited format, fixed field format, Microsoft Access files, Microsoft Excel files, and SQL databases or as otherwise specified by Commerce One or a Customer. While other formats are acceptable, they may delay the delivery of content to BuySite Catalogues.

C. "BuySite Catalogues" means Commerce One's proprietary electronic catalogue that delivers content to the Commerce One customers.

D. "Licensed Content" means Supplier's electronic content as described in A and B above (including, but not limited to, all text, pictures, audio, video, trademarks, service marks, trade names and logos and copy contained therein), and any updates, revisions, and/or corrections thereto provided by the suppliers.

E. "Digitise" and variations thereof, means converting Licensed Content into digital format such that it can be read, utilised and displayed by a device, machine, or any other technology currently in existence or hereafter developed capable of utilising digital information


THE PROCESS FOR CONTENT ADOPTION TO MARKETSITE:

-    Sign Agreement with Supplier for Licensed Content
-    Receive Licensed Content

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-    Assess completeness of data in the Licensed Content
- Scrub, rationalize and normalize data in the Licensed Content (including, but not limited to, the replacement of abbreviations with full descriptions, the removal of duplicate entries and the completion of data fields where data was not provided)
- Agree finalized data with Supplier (and BuySite customer, where appropriate)
- Categorize the Licensed Content (either using the UN/SPSC categorization standards or other categorization standards that may be agreed from time to time)
- Agree categorizations with Supplier (and BuySite customer, where appropriate)
- Format the Licensed Content into data files that can be used to upload the BuySite-TM- or MarketSite-TM- databases
- Deliver such files for upload to the BuySite-TM- or MarketSite-TM- as required.


ROLES IN CONTENT MANAGEMENT SERVICES:

During an initial period (probably six months, but no more than 12 months), Commerce One will be responsible for undertaking Content Management Services. External costs for the Content Management Services including TSI will be shared equally between BT and Commerce One.

After the initial period (once BT has MarketSite full operational in the UK), BT will take on responsibility for the Content Management Services. BT may choose to continue with TSI or undertake the work themselves. Commerce One would provide support services, and other assistance related to Content Management, to BT where required. All costs would be the paid by BT.

The above services may be charged against the eight (8) person months referred to under Clause 1.3(a) of the Licence.


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